SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): FEBRUARY 12, 2003
                                                         -----------------

                              TASTY BAKING COMPANY
               --------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          PENNSYLVANIA                    1-5084                 23-1145880
 -------------------------------        ------------         -------------------
 (State or Other Jurisdiction of        (Commission          (I.R.S. Employer
 Incorporation or Organization)         File Number)         Identification No.)



2801 HUNTING PARK AVENUE, PHILADELPHIA, PENNSYLVANIA                 19129
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's telephone number, including area code: (215) 221-8500
       --------------------------------------------------


                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE
------------------------------------------------

          On February 12, 2003, Tasty Baking Company (the "Company") issued a press release announcing its unaudited fourth quarter and year-end financial results for the fifty-two weeks ended December 31, 2002.

          A copy of the press release is attached to this Report as an exhibit and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS
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     (a)  Not applicable


     (b)  Not applicable


     (c)  The following exhibit is filed herewith:


          Exhibit 99.1          Press Release dated February 12, 2003
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                                   SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TASTY BAKING COMPANY
                                       --------------------
                                       (Registrant)


Date:  February 12, 2003            By:/s/ David S. Marberger
                                       ---------------------------------------
                                       David S. Marberger
                                       Senior Vice President and Chief
                                       Financial Officer

                                  EXHIBIT INDEX


         EXHIBIT NO.                 DESCRIPTION
         ----------                  -----------

           99.1                      Press Release dated February 12, 2003